   As Filed with the Securities and Exchange Commission on February 28, 2002
                                                      Registration No. 333-81764


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933


                       [X] Pre-Effective Amendment No. 1
                       [ ] Post-Effective Amendment No. __



                            BERGER GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                       210 UNIVERSITY BOULEVARD, SUITE 800
                             DENVER, COLORADO 80206
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (303) 329-0200

                                   ----------

                                JACK R. THOMPSON
                            BERGER GROWTH FUND, INC.
                       210 UNIVERSITY BOULEVARD, SUITE 800
                             DENVER, COLORADO 80206
                     (Name and Address of Agent for Service)

                                    Copy to:

                             DEBORAH BIELICKE EADES
                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

                                   ----------

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.




         No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.


         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. What are shareholders being asked to vote on at the upcoming special meeting on May 8, 2002?

A. The Board of Trustees of the Berger Select Fund has called the special meeting at which you will be asked to vote on a reorganization (the "Reorganization") of your fund into the Berger Growth Fund.

Q.       What are the differences between the Funds?

A. The Funds have similar investment objectives and both Funds invest in the common stocks of growth companies. However, the Berger Growth Fund, unlike the Berger Select Fund, is diversified.

Q.       What are the advantages for Berger Select Fund shareholders?

A. Combining the two funds will benefit shareholders by allowing them to continue their investment in a fund with a similar investment objective and compatible investment policies. The combined fund will have a larger asset base and the potential for lower overall expenses than the Select Fund.

Q.       Has the Berger Select Fund's Board of Trustees approved the proposal?

A. Yes, the Board has. The Fund's Board of Trustees unanimously approved the Reorganization and recommends that you vote in favor of it.

Q.       What is the timetable for the Reorganization?

A. If approved by shareholders on May 8, 2002, the Reorganization is expected to take effect on May 10, 2002.

Q.       Will I receive new shares in exchange for my current shares?

A. Yes. Upon approval and completion of the Reorganization, shareholders of the Berger Select Fund will exchange their shares for shares of the Berger Growth Fund based upon a specified exchange ratio determined by the respective net asset values of the Funds. You will receive shares of the Berger Growth Fund whose aggregate value at the time of issuance will equal the aggregate value of your Berger Select Fund shares on that date.

Q. Will the Fund have to pay any fees or expenses in connection with the Reorganization?

A. No. Berger Financial Group LLC, the investment adviser of the Funds, has agreed to bear the costs of the Reorganization.

Q.       Will the Reorganization create a taxable event for me?

A. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Berger Growth Fund shares you receive will be the same in the aggregate as the tax basis and holding period of your Berger Select Fund shares.

Q. Can I exchange or redeem my Berger Select Fund shares before the Reorganization takes place?

A. Yes. You may exchange your Berger Select Fund shares for shares of any other Berger Fund or for money market shares in the Cash Account Trust Portfolios, or redeem your shares, at any time before the Reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction.

Q.       How do I vote my shares?

A. You can vote your shares by mail using the enclosed proxy card. You can also vote by telephone or by the Internet. If you need more information on how to vote or if you have any questions, please call D. F. King, a professional proxy solicitation firm, to assist with the proxy process.

Q.       What happens if the Reorganization is not approved?

A. If shareholders do not approve the Reorganization, the Reorganization will not take effect and the Fund's Board of Trustees will take such action as they deem to be in the best interests of the Fund and the Fund's shareholder.

                               BERGER SELECT FUND
                              210 UNIVERSITY BLVD.
                             DENVER, COLORADO 80206


Dear Berger Select Fund Shareholder:

         A Special Meeting of Shareholders of your Fund has been scheduled for Wednesday, May 8, 2002. At the meeting, you will be asked to approve a reorganization of your fund into the Berger Growth Fund. More detail is contained in the accompanying Proxy Statement.

         Recently, the Board of Trustees of the Berger Select Fund approved the reorganization of the Fund into the Berger Growth Fund (the "Reorganization"). The Reorganization will benefit Berger Select Fund shareholders by allowing them to continue their investment in a fund with a larger asset base and a lower management fee. The Reorganization is in connection with announced plans for a realignment and product positioning of Berger's growth funds. Upon approval and completion of the Reorganization, your shares of the Berger Select Fund will be exchanged for shares of the Berger Growth Fund.

         Berger Financial Group LLC, the investment adviser to the Funds, has agreed to bear the cost of the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes, in which case you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Berger Growth Fund shares you receive will be the same in the aggregate as the tax basis and holding period of the Berger Select Fund shares.

         Accompanying this letter is a proxy statement, proxy card and business reply envelope for your review. Please take a moment to look over the material and cast your vote on the proposals put forth.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN THE ENCLOSED PROXY VOTING INSTRUCTION CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. THE TRUSTEES OF THE FUNDS RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.

         The Funds have enlisted the services of D. F. King, a professional proxy solicitation firm, to assist with the proxy process. As the meeting date approaches, you may receive a call from D. F. King encouraging you to exercise your right to vote.

         Again, we urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card.

         If you have any questions regarding the enclosed material or the execution of your vote, please do not hesitate to call D. F. King at 1-800-848-3409. Thank you for taking the time to consider this important proposal and for your investment in the Funds.


                                       Sincerely,




                                       Jack R. Thompson
                                       President

PROXY VOTING...NOW AS EASY AS 1, 2 OR 3

The enclosed Proxy Statement details an important issue affecting your Berger mutual fund. Please take the time to read through it carefully and call if you have any questions. As an investor, voting on issues such as this is an important privilege--we encourage you to express your opinion about this proposal. Casting your vote has never been easier. You can now choose between three different options:

MAIL.

Simply read the enclosed Proxy Statement and complete the Proxy Card. Return the Proxy Card in the envelope provided.

TELEPHONE.

Read the enclosed Proxy Statement, then call (800) 690-6903.

When prompted, enter the 12-DIGIT CONTROL NUMBER on your Proxy Card, then follow the recorded instructions.

INTERNET.

Read the enclosed Proxy Statement, then go to WWW.PROXYVOTE.COM, or click the link on BERGERFUNDS.COM.

Key in the 12-DIGIT CONTROL NUMBER on your Proxy Card, then follow the online instructions.

Whichever method you use to vote, please be aware that ALL VOTES MUST BE RECEIVED BY MAY 8, 2002.

Telephone and Internet voting are generally available 24 hours a day, seven days a week. These methods are just as reliable as traditional mail--your vote will be confirmed and posted immediately. By using one of these two methods to vote, you also help us cut down on mailing costs, which in turn helps reduce expenses charged to your fund.

If you have any questions about casting your vote or the Proxy Statement, please call D. F. King at (800) 848-3409. Representatives are available 8 a.m. - 10 p.m. Eastern time Monday through Friday, and 8 a.m. - 6 p.m. Eastern time Saturday.

                               BERGER SELECT FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 8, 2002

Notice is hereby given that a Special Meeting of Shareholders of Berger Select Fund, a series of the Berger Investment Portfolio Trust (the "Trust"), will be held at the Burnsley Hotel, 1000 Grant Street, Denver, Colorado 80203, on May 8, 2002 at 10:00 a.m. Mountain time, for the purposes of considering the proposals set forth below. The proposals, if approved, will result in the transfer of the assets and all liabilities of the Berger Select Fund to the Berger Growth Fund, Inc. ("Berger Growth Fund") in return for shares of the Berger Growth Fund (the "Reorganization"). The Berger Select Fund will then be terminated as soon as practicable thereafter.

Proposal 1:         To approve an Agreement and Plan of Reorganization
                    (attached hereto as Exhibit A) providing for the transfer of all of the assets and all liabilities of the Berger Select
                    Fund in exchange for Berger Growth Fund shares, and the shares so received will be distributed to shareholders of the Berger Select Fund.

Proposal 2:         The transaction of such other business as may properly be
                    brought before the meeting.

         Shareholders of record of the Berger Select Fund as of the close of business on February 27, 2002 are entitled to notice of, and to vote at this meeting, or any adjournment of this meeting.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                          By Order of the Board of Trustees


                                          Sue Vreeland
                                          Secretary
                                          Berger Investment Portfolio Trust


March 8, 2002

                           PROXY STATEMENT/PROSPECTUS

                               DATED MARCH 8, 2002

                RELATING TO THE ACQUISITION OF BERGER SELECT FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

            BY AND IN EXCHANGE FOR SHARES OF BERGER GROWTH FUND, INC.

                       210 UNIVERSITY BOULEVARD, SUITE 800
                             DENVER, COLORADO 80206
                                 1-800-551-5849

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the Berger Investment Portfolio Trust (the "Trust") in connection with the Special Meeting of Shareholders (the "Meeting") of the Berger Select Fund, to be held on Wednesday, May 8, 2002 at 10:00 a.m. Mountain time, at the Burnsley Hotel, 1000 Grant Street, Denver, Colorado 80203. At the Meeting, shareholders of the Berger Select Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A (the "Reorganization Plan"), that will result in the transfer of the assets and all liabilities of the Berger Select Fund to the Berger Growth Fund, Inc. ("Berger Growth Fund") in return for shares of the Berger Growth Fund (the "Reorganization"). The Berger Select Fund will then be terminated as soon as practicable thereafter.

         This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Berger Select Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated March 8, 2002, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the Berger Select Fund and the Berger Growth Fund, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Berger Funds, P.O. Box 219958, Kansas City, Missouri 64121-9958, or by calling toll-free 1-800-551-5849.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Reorganization Plan provides that the Berger Select Fund will transfer all of its assets and all liabilities to the Berger Growth Fund in exchange for shares of the Berger Growth Fund, in an amount equal in value to the aggregate net assets of the Berger Select Fund. These transfers are expected to occur immediately after the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) (the "Effective Time") on May 10, 2002 (the "Closing Date").

         Immediately after the transfer of the Berger Select Fund's assets and all liabilities, the Berger Select Fund will make a liquidating distribution to its shareholders of the Berger Growth Fund's shares received, so that a holder of shares in the Berger Select Fund at the Effective Time of the Reorganization will receive a number of shares of the Berger Growth Fund with the same aggregate value as the shareholder had in the Berger Select Fund immediately before the Effective Time. At the Effective Time, shareholders of the Berger Select Fund will become shareholders of the Berger Growth Fund. The Berger Select Fund will then be terminated as soon as practicable thereafter.

         The Trust and the Berger Growth Fund are open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). Berger Financial Group LLC ("Berger Financial Group") is the investment adviser and administrator to the Funds. Berger Financial Group is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 89.5% of Berger Financial Group, and is an indirect subsidiary of Stilwell Financial Inc. Berger Distributors LLC is the principal underwriter of the Funds. Stilwell owns approximately 33% of the outstanding shares of DST Systems, Inc., which serves as transfer agent for the Funds.

         For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Funds, see the Berger Funds' prospectus and statement of additional information dated January 29, 2002, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Berger Funds participating in the Reorganization. No other parts of the prospectus or statement of additional information are incorporated herein. A copy of the prospectus accompanies this Proxy Statement/Prospectus. Copies of the statement of additional information are available upon request and without charge by calling 1-800-551-5849.

         This Proxy Statement/Prospectus is expected to be sent to shareholders on or about March 8, 2002.

                                TABLE OF CONTENTS


                                                                            PAGE
Synopsis......................................................................1

Investment Risks..............................................................6

Information Relating to the Reorganization....................................7

Federal Income Taxes..........................................................8

Capitalization................................................................8

Board Considerations..........................................................9

Shareholder Rights............................................................9

Additional Information.......................................................12

Voting Matters...............................................................12

Other Business...............................................................14

Shareholder Inquiries........................................................14

Exhibit A - Agreement and Plan of Reorganization
Exhibit B - Management's Discussion of the Berger Growth Fund's Performance

                                    SYNOPSIS

         This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Berger Select Fund with those of the Berger Growth Fund. It is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

THE REORGANIZATION

         BACKGROUND. Pursuant to the Reorganization Plan (a form of which is attached hereto as Exhibit A), the Berger Select Fund will transfer all of its assets and all liabilities to the Berger Growth Fund in exchange for shares of the Berger Growth Fund. The Berger Select Fund will distribute the Berger Growth Fund shares that it receives to its shareholders. The Berger Select Fund will then be terminated as soon as practicable thereafter. The result of the Reorganization is that shareholders of the Berger Select Fund will become shareholders of the Berger Growth Fund.


         The Board of Trustees of the Berger Select Fund and the Board of Directors of the Berger Growth Fund, including the Trustees and Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, considered the proposed Reorganization at a meeting held on January 16, 2002. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "Board Considerations"), the Boards determined that the Reorganization would be in the best interests of the shareholders of each Fund and their existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF TRUSTEES OF THE BERGER SELECT FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

         TAX CONSEQUENCES. The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization so qualifies, neither the Berger Select Fund nor its shareholders will recognize tax gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust and the Berger Growth Fund will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The tax opinion is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from asserting a contrary position.


         DISTRIBUTIONS. Before the Reorganization, the Berger Select Fund expects to distribute ordinary income and capital gains, if any, to its shareholders.

         SPECIAL CONSIDERATIONS AND RISK FACTORS. The investment objective of the Berger Growth Fund is long-term capital appreciation. The investment objective of the Berger Select Fund is capital appreciation. Although many of the investments of the Berger Growth Fund and the Berger Select Fund can be regarded as substantially similar, the Funds are not identical. Therefore, an investment in the Berger Growth Fund may involve investment risks that differ in some respects from those of the Berger Select Fund. For a more complete discussion of the risks associated with the respective Funds, see "INVESTMENT RISKS" below.

THE TRUST AND THE BERGER GROWTH FUND

         The Trust is an open-end, management investment company, which offers redeemable shares in different series. It was organized as a Delaware business trust on August 23, 1993. The Berger Select Fund, a series of the Trust, offers one class of shares.

         The Berger Growth Fund is an open-end management investment company organized as a Maryland corporation on March 10, 1966. The Berger Growth Fund offers one class of shares, its capital stock.

FEES AND EXPENSES

         The following comparative fee table shows the fees for each Fund as of September 30, 2001. The unaudited pro forma table shows the Berger Growth Fund's fees assuming that the Reorganization is approved.

FUND EXPENSES

         Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                            ANNUAL OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                          PRO FORMA -
                                                   BERGER                                BERGER GROWTH
                                                   GROWTH         BERGER SELECT               FUND
                                                    FUND               FUND                (UNAUDITED)
                                                   ------          ------------          -------------
Management Fees........................             0.71%              0.75%                  0.71%
Distribution (12b-1) Fees..............             0.25%              0.25%                  0.25%
Other Expenses.........................             0.30%              0.44%                  0.30%
Total Annual Operating Expenses........             1.26%              1.44%                  1.26%

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                     EXAMPLE

         The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o    $10,000 initial investment

         o    5% return for each year

         o    each Fund's operating expenses remain the same for each period

         o    redemption after the end of each period

         o    reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

             FUND                      1 YEAR    3 YEARS    5 YEARS     10 YEARS
             ----                      ------    -------    -------     --------
Berger Growth Fund................       $128       $400       $692       $1,523
Berger Select Fund................       $147       $456       $787       $1,724
Pro Forma - Berger Growth Fund....       $128       $400       $692       $1,523

INVESTMENT ADVISER

         Berger Financial Group, the investment adviser to the Funds, is a direct subsidiary of Stilwell Management, Inc. and an indirect subsidiary of Stilwell Financial Inc. Berger Financial Group is registered as an investment adviser under the Investment Advisers Act of 1940. Berger Financial Group, located at 210 University Boulevard, Suite 800, Denver, Colorado 80206 had approximately $8.7 billion in assets under management as of December 31, 2001.

INVESTMENT ADVISORY AGREEMENTS AND FEE WAIVERS

         Under the Investment Advisory Agreement between each Fund and Berger Financial Group, Berger Financial Group is generally responsible for furnishing continuous advice and making decisions as to the acquisition, holding or disposition of securities or other assets which each Fund may own or contemplate acquiring from time to time. Each Investment Advisory Agreement provides that the investment advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

         Under its agreement with each Fund, Berger Financial Group receives a fee for its services at the rate of .75% of average daily net assets for the first $500 million of assets, .70% of average daily net assets for the next $500 million in assets and .65% of average daily net assets over $1 billion. Under a written agreement, Berger Financial Group waives its fees to the extent that the annual operating expenses for the Berger Growth Fund, including the investment advisory fee, but excluding the 12b-1 fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed 2.5% of the first $30,000,000 of average daily net assets, plus 2% of the next $70,000,000, plus 1.5% of the balance of the average daily net assets of the Fund in any fiscal year. The agreement may be terminated by Berger Financial Group upon 90 days' prior written notice to the Fund.

RULE 12b-1 DISTRIBUTION PLAN

         To pay for the cost of promoting the Fund and servicing shareholder accounts, each Fund has adopted a Rule 12b-1 distribution plan. Under the plan, an annual fee of 0.25% out of each Fund's average daily net assets is paid to Berger Financial Group to finance activities primarily intended to result in the sale of Fund shares. Payments to Berger Financial Group under the plan may be more or less than actual expenses incurred.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         This section will help you compare the investment objectives and policies of the Berger Growth Fund with the Berger Select Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectus.

         While the Funds have similar investment objectives and policies, there are some differences. The investment objective of the Berger Growth Fund is long-term capital appreciation. The investment objective of the Berger Select Fund is capital appreciation. Each Fund's investment objective is fundamental and may not be changed without shareholder approval. The Berger Growth Fund is a diversified fund that primarily invests in the common stocks of established companies with the potential for growth. In selecting stocks for the Berger Growth Fund, Berger Financial Group focuses on companies that have demonstrated an ability to generate above-average growth in revenue and earnings regardless of the company's size. The Berger Select Fund invests primarily in the common stocks of companies with superior potential for strong revenues and earnings growth. The Berger Select Fund is a nondiversified fund that normally invests in a core portfolio of 20-30 common stocks of companies of any size whose growth potential is not yet fully reflected in the company's stock price. Berger Financial Group may actively trade each Fund's portfolio in pursuit of its investment objective.

         Each Fund may invest in a relatively small number of related industries. As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in foreign securities, convertible securities, investment grade bonds, illiquid and restricted securities of up to 15% of net assets, special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities) and initial public offerings. Each Fund may also use futures, forwards and options for hedging purposes and may invest in government securities and short-term, interest-bearing securities that are inconsistent with the Fund's investment strategies when Berger Financial Group believes market conditions warrant a temporary defensive position.

         Although both Funds may invest in securities of small and mid-sized companies, the Berger Growth Fund tends to focus on such securities while the Berger Select Fund does not. Both Funds may also invest in companies with limited operating histories; however, the Berger Growth Fund has adopted a fundamental restriction (i.e., one that cannot be changed without a shareholder vote) limiting its investments in such companies to up to 5% of its total assets. Although each Fund may borrow from a bank or other financial institution for temporary or emergency reasons, the Berger Growth Fund and the Berger Select Fund have adopted fundamental restrictions limiting borrowings to 5% and 25% of total assets, respectively. The Berger Select Fund is permitted to lend portfolio securities representing up to 33?% of its total assets. The Berger Growth Fund has adapted a fundamental restriction that prohibits it from lending portfolio securities.

PORTFOLIO MANAGERS

         Jay W. Tracey, CFA, is the portfolio manager of the Berger Growth Fund. Mr. Tracey, Executive Vice President and Chief Investment Officer of Berger Financial Group, assumed management of the Berger Growth Fund in August 2000. Mr. Tracey joined Berger Financial Group in June 2000. From November 1995 to May 2000, he was Vice President and Portfolio Manager of OppenheimerFunds, Inc. where he managed emerging growth funds. Mr. Tracey has more than 24 years experience in the investment management industry.

         The Berger Select Fund is managed by a team, which includes Mr. Tracey, Steven L. Fossel and Paul A. LaRocco, CFA.

PERFORMANCE

         The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with the Russell 3000 Growth Index, the Funds' new benchmark index, and the Standard & Poor's 500 Index, the Funds' previous benchmark index. The performance of the Funds and the indices vary over time, and past performance is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2001

                                                                                  LIFE OF
             FUND                      1 YEAR        5 YEARS       10 YEARS       THE FUND
             ----                      ------        -------       --------       --------
Berger Growth Fund..............       (32.47)%       1.94%           6.43%          N/A
Berger Select Fund..............       (39.82)%        N/A             N/A         6.11%(1)
Russell 3000 Growth Index(2)....       (19.63)%       7.72%          10.41%       (3.05)%(1)
S&P 500 Index(3)................       (11.88)%      10.70%          12.94%        5.67%(1)

----------
(1)  Since December 31, 1997.

(2) The Russell 3000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth Index or the Russell 2000 Growth Index.

(3) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

PURCHASE PROCEDURES

         Shares may be purchased directly from the Berger Funds by mail, telephone, or online. Shares may also be purchased through broker-dealers or other financial organizations. The minimum initial purchase requirement is $2,500 for regular accounts and $500 for individual retirement accounts. Shares purchased through regular deductions from a designated bank account (i.e., Low Minimum Investment Plan) may be purchased for a minimum investment of $50 per month. The minimum subsequent purchase requirement is $50.

         Fund shares may be purchased on any business day at a price per share equal to the NAV next determined after the purchase request is received in good order and accepted by the Fund. The NAV of each Fund is calculated once each business day as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The NAV per share is calculated by dividing the total value of each Fund's investments, cash and other assets, less any liabilities, by the total outstanding shares of that Fund.

EXCHANGE PRIVILEGES

         Shareholders may exchange shares of one Berger Fund for shares of another Berger Fund within the same class of shares or for money market shares in the Cash Account Trust Portfolios (the "CAT Portfolios"). Exchanges may be made by mail, telephone or online. Exchanges may also be made automatically ($50 minimum) through the Systematic Exchange Plan on a monthly, quarterly, semi-annual or annual basis. The exchange price is the NAV next determined after the exchange request is received in good order and accepted by the Fund. Exchanges into a new Fund or CAT Portfolio must meet the Fund or Portfolio's minimum initial and subsequent purchase requirements. The Funds may terminate or modify the exchange privilege at any time.

REDEMPTION PROCEDURES

         Shareholders may redeem shares on any business day by mail, telephone or online (for non-retirement accounts). The redemption price will be the NAV next determined after the redemption request is received in good order and accepted by the Fund. Redemptions also may be made through a Systematic Withdrawal Plan in amounts of $50 or more. The Systematic Withdrawal Plan requires that a shareholder's account have a value of $5,000 or more. If a Berger Select Fund shareholder's account balance drops below $2,000 due to redemptions, including redemptions made through a Systematic Withdrawal Plan, the Fund may redeem the shareholder's remaining shares and close the account. However, the shareholder will always be given at least 60 days' notice to give him time to add to his account and avoid an involuntary redemption. Berger Growth Fund shareholders are not subject to involuntary redemptions for low account balances.

         If the shareholder's address of record has changed within the last 15 days, the redemption request exceeds $100,000, the shareholder requests that proceeds be sent to an address or an account that is different from the address of record or in certain other circumstances, the Funds require a written redemption request with a signature guarantee from an eligible guarantor (a notarized signature is not sufficient).

REDEMPTIONS IN KIND

         The Funds have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Because larger redemptions may be detrimental to existing shareholders, the Funds reserve the right to make payments in the form of portfolio securities under unusual circumstances (a redemption in kind).

         A redemption in kind will consist of securities equal in value to the shares redeemed. In the event that a redemption in kind were made, shareholders would probably have to pay brokerage costs to sell the securities distributed to them, as well as taxes on any gain from the sale. Shareholders may have difficulty selling the securities and recovering the amount of their redemption if the securities are illiquid.

DIVIDEND POLICIES

         The Funds declare and pay dividends annually. The Funds distribute capital gains, if any, at least annually, normally in December. Shareholders will receive dividends and distributions in the form of additional shares unless they have elected to receive payment in cash.

                                INVESTMENT RISKS

         Because the Berger Growth Fund's investment objective is similar to that of the Berger Select Fund and both Funds invest in the common stocks of growth companies, an investment in the Berger Growth Fund is subject to many of the same risks as an investment in the Berger Select Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Fund's investments may go down and investors may lose money on their investment. Each Fund's investments may focus in a small number of business sectors, which may pose greater market and liquidity risks. In addition, each Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         The Berger Select Fund's share price may fluctuate more than the market in general and most equity funds because of its ability as a nondiversified fund to take larger positions in a smaller number of companies. As a result, the gains or losses on a single stock may have a greater impact on the Berger Select Fund's share price. Because the Berger Growth Fund is a diversified fund, it is not subject to the risks associated with taking larger positions in a smaller number of companies. Although the Berger Growth Fund and the Berger Select Fund each invests in stocks of companies of all sizes, the Berger Growth Fund tends to focus on smaller size companies. Small and mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

                   INFORMATION RELATING TO THE REORGANIZATION

         DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Plan found in Exhibit A. The Reorganization Plan provides for the Reorganization to occur on or about May 10, 2002.

         The Reorganization Plan provides that all of the assets and all liabilities of the Berger Select Fund will be transferred to the Berger Growth Fund immediately after the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date of the Reorganization. In exchange for the transfer of these assets and liabilities, the Berger Growth Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares to the Berger Select Fund equal in value to the aggregate net asset value of the Berger Select Fund calculated before the Effective Time of the Reorganization.

         Following the transfer of assets and liabilities in exchange for Berger Growth Fund shares, the Berger Select Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all the shares of the Berger Growth Fund so received. Shareholders of the Berger Select Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the Berger Growth Fund with the same aggregate value as the shareholder had in the Berger Select Fund immediately before the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the Berger Select Fund's shareholders on the share records of the Berger Growth Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Berger Growth Fund due to the shareholders of the Berger Select Fund. The Berger Select Fund then will be terminated. THE BERGER FUNDS NO LONGER ISSUE SHARE CERTIFICATES TO shareholders. Shares of the Berger Growth Fund to be issued will have no preemptive or conversion rights.

         The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization with respect to the Berger Select Fund and the Berger Growth Fund is conditioned upon, among other things: (i) approval of the Reorganization by the Berger Select Fund's shareholders; and (ii) the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free to the Berger Select Fund, its shareholders and the Berger Growth Fund. The Reorganization Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of Trustees of the Trust or Board of Directors of the Berger Growth Fund determines that the Reorganization is not in the best interest of the shareholders of the Berger Select Fund or the Berger Growth Fund, respectively.

         COSTS OF REORGANIZATION. Berger Financial Group has agreed to bear the costs of the Reorganization, including, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement;
(b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by the Funds; (f) solicitation costs; and (g) other related administrative or operational costs. Neither Fund will pay any of these expenses.

                              FEDERAL INCOME TAXES


         The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If it so qualifies, neither the Berger Select Fund nor its shareholders will recognize tax gain or loss as a result of the Reorganization; the tax basis of the Berger Growth Fund shares received by shareholders will be the same in the aggregate as the basis of the Berger Select Fund shares exchanged; and the holding period of the Berger Growth Fund shares received will include the holding period of the Berger Select Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Trust and the Berger Growth Fund will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The tax opinion is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.


         The Funds will continue their investment operations while the Reorganization is pending. Accordingly, they may realize taxable income and gains, which may have to be distributed to shareholders under the tax rules relating to mutual funds. Even though the Reorganization is intended to be tax-free for federal income tax purposes, shareholders should expect that such distributions would be taxable to them.


         As of September 30, 2001, Berger Select Fund and Berger Growth Fund had unutilized capital loss carryovers of approximately $31 million and $328 million, respectively. The final amount of unutilized capital loss carryovers for each Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryovers may in part be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of Berger Growth Fund. As a result, some or all of the capital loss carryovers may expire unutilized. The Board of Trustees of the Berger Select Fund and the Board of Directors of the Berger Growth Fund took this factor into account in concluding that the proposed Reorganization would be in the best interests of the Funds and their shareholders.

         BERGER SELECT FUND MAY SELL SECURITIES BEFORE THE REORGANIZATION, WHETHER IN THE ORDINARY COURSE OF BUSINESS OR IN ANTICIPATION OF THE REORGANIZATION. AFTER THE CLOSING, BERGER GROWTH FUND MAY DISPOSE OF CERTAIN SECURITIES RECEIVED BY IT FROM BERGER SELECT FUND. SUCH SALES MAY RESULT IN TRANSACTION COSTS AND CAPITAL GAIN (OR LOSSES). THE FUNDS EXPECT CAPITAL GAINS (IF ANY) TO BE INSIGNIFICANT. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.


                                 CAPITALIZATION

         The following table sets forth, as of September 30, 2001, the capitalization of each Fund and the unaudited pro forma combined capitalization of the Berger Growth Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                           NET ASSET
                                                                           VALUE PER        SHARES
                         FUND                            NET ASSETS          SHARE        OUTSTANDING
                         ----                           ------------       ---------      -----------
Berger Growth Fund.............................         $722,976,628         $6.95        104,084,227
Berger Select Fund.............................         $ 25,343,625         $5.88          4,310,505
Pro Forma - Berger Growth Fund (Unaudited).....         $748,320,253         $6.95        107,730,792

                              BOARD CONSIDERATIONS

         On January 16, 2002, the Board of Trustees of the Berger Select Fund, including the Trustees who are not "interested persons" within the meaning of
Section 2(a)(19) of the 1940 Act, voted to approve the Reorganization and to recommend its approval to shareholders. In reaching its decision, the Board considered the following factors to be of importance: (1) the Berger Growth Fund will have substantially similar investment objectives and policies as those of the Berger Select Fund; (2) similar personnel who managed the Berger Select Fund at Berger Financial Group will continue to manage the Berger Growth Fund after the Reorganization; (3) Berger Financial Group has agreed to pay the Funds' cost of the Reorganization; (4) the Reorganization is intended to qualify as a tax-free Reorganization for federal income tax purposes; and (5) the amount of fees and expenses of the Berger Growth Fund are expected to be lower than the fees and expenses of the Berger Select Fund. BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE BERGER SELECT FUND APPROVE THE REORGANIZATION.

                               SHAREHOLDER RIGHTS

BERGER GROWTH FUND

         GENERAL. The Berger Growth Fund is an open-end management investment company established as a Maryland corporation pursuant to Articles of Incorporation dated March 9, 1966. The Berger Growth Fund is also governed by its By-Laws and applicable Maryland law.

         SHARES. The Berger Growth Fund is authorized to issue 200,000,000 shares of its capital stock, with a par value of $.01. Currently, the Berger Growth Fund offers one class of shares. The shares of the Berger Growth Fund have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.

         VOTING RIGHTS. On any matter submitted to a vote of shareholders, each full share is entitled to one vote.

         SHAREHOLDER MEETINGS. The Berger Growth Fund is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders for the purpose of considering the removal of a director may be called by the directors or on the request of shareholders owning at least 10% of the outstanding shares of the Berger Growth Fund. Special meetings for other purposes may be called by the directors or at the request of shareholders owning at least 25% of the outstanding shares of the Berger Growth Fund.

         ELECTION AND TERM OF DIRECTORS. The Berger Growth Fund's affairs are supervised by the directors under the laws governing corporations in the State of Maryland. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Directors hold office until their successors are duly elected and qualified.

         SHAREHOLDER LIABILITY. Pursuant to Maryland law and the Berger Growth Fund's Articles of Incorporation, shareholders of the Berger Growth Fund generally are not personally liable for the debts of the Berger Growth Fund.

         DIRECTOR LIABILITY. Pursuant to the Berger Growth Fund's By-Laws, the Berger Growth Fund indemnifies directors against all liabilities and expenses incurred by reason of being a director to the full extent permitted by Maryland law.

BERGER SELECT FUND

         GENERAL. The Trust is an open-end management investment company established as a Delaware business trust pursuant to a Trust Instrument dated August 23, 1993. The Trust is also governed by its By-Laws and applicable Delaware law.

         SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01, from an unlimited number of series of shares. Currently, the Trust consists of eight separate investment series offering up to two classes of shares: Investor Shares and Institutional Shares. The two classes differ with respect to distribution fees. The shares of each Fund have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.

         VOTING RIGHTS. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that shares are voted in the aggregate and not by individual series or class in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of each Fund has one vote, and each fractional share has a proportionate fractional vote.

         SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders for the purpose of considering the removal of a trustee may be called at any time by the trustees or by shareholders holding at least 10% of the outstanding shares of the Trust. Special meetings for other purposes may be called by the trustees or at the request of shareholders owning at least 25% of the outstanding shares of the Trust.

         ELECTION AND TERM OF TRUSTEES. The Berger Select Fund's affairs are supervised by the trustees under the laws governing business trusts in the State of Delaware. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until their successors are duly elected and qualified, or until their death, resignation, retirement, removal or mental or physical incapacity. A trustee may be removed at any time by unanimous written consent of the remaining trustees or by a vote of shareholders holding two-thirds of the outstanding shares.

         SHAREHOLDER LIABILITY. Pursuant to Delaware law and the Trust's Trust Instrument, shareholders of the Trust are not personally liable for the acts, omissions, liabilities or obligations of any kind of the Trust.

         TRUSTEE LIABILITY. The Trustees generally are not personally liable for any obligation of the Trust. The Trust will indemnify its trustees against all liabilities and expenses, except for those arising from the trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF THE FUNDS UNDER THEIR GOVERNING CHARTER DOCUMENTS, BY-LAWS AND STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION


         Information concerning the operation and management of the Funds is included in the current prospectus relating to the Funds, which is incorporated herein by reference insofar as such prospectus relates to the Funds participating in the Reorganization and a copy of which accompanies this Proxy Statement/Prospectus. Additional information about the Funds is included in the Statement of Additional Information for the Funds dated January 29, 2002, which is available upon request and without charge by calling 1-800-551-5849.


         The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549 at prescribed rates.

         INTEREST OF CERTAIN PERSONS IN THE REORGANIZATION. Stilwell may be deemed to have an interest in the Reorganization because its subsidiary, Berger Financial Group, provides investment advisory services to the Funds pursuant to advisory agreements with the Funds. Future growth of the Berger Growth Fund can be expected to increase the total amount of fees payable to Berger Financial Group and to reduce the amount of fees required to be waived to maintain total fees of the Berger Growth Fund at agreed upon levels.

         FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is September 30.

         The financial statements of the Funds are contained in the Berger Funds' annual report to shareholders for the fiscal year ended September 30, 2001 and have been audited by PricewaterhouseCoopers LLP, their independent accountants. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Funds participating in the Reorganization, and not to any other Berger Funds that are described therein. The Funds will furnish, without charge, a copy of their most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Funds at P.O. Box 219958, Kansas City, Missouri 64121-9958, or by calling 1-800-551-5849.

         THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                                 VOTING MATTERS

         GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Funds may also solicit proxies by telephone, facsimile, Internet or in person. The cost of solicitation will be borne by Berger Financial Group.

         VOTING RIGHTS AND REQUIRED VOTE. Shareholders of the Berger Select Fund are entitled to one vote for each full share held and fractional votes for fractional shares. One-third of the outstanding shares of the Berger Select Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the vote of one-half of the outstanding shares of the Berger Select Fund entitled to vote on the proposal. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also communicate their proxies by telephone or by the Internet. To vote by telephone, shareholder shall have their proxy cards ready and dial the toll-free number that appears on the voting instruction form. Enter the 12-digit control number found on the proxy card and follow the instructions that will be given. To vote using the Internet, shareholder shall have their proxy cards available, go to the website [www.proxyvote.com], enter the 12-digit control number found on the proxy card and follow the instructions that will be given. Shareholders who communicate proxies by telephone or by the Internet have the same power and authority to issue, revoke or otherwise change their voting instruction as currently exists for instructions communicated in written form. With respect to telephonic or Internet voting, the Funds and their agents will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholder after the fact.

         Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

         If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Berger.

         RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the Berger Select Fund at the close of business on February 27, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, _______________ shares were outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         BERGER GROWTH FUND. [AS OF THE RECORD DATE, THE OFFICERS AND DIRECTORS OF THE BERGER GROWTH FUND AS A GROUP, BENEFICIALLY OWNED LESS THAN 1% OF THE OUTSTANDING SHARES OF THE BERGER GROWTH FUND.] As of the Record Date, to the best of the knowledge of the Berger Growth Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

    NAME AND ADDRESS            PERCENTAGE OWNERSHIP           TYPE OF OWNERSHIP
    ----------------            --------------------           -----------------



         BERGER SELECT FUND. [AS OF THE RECORD DATE, THE OFFICERS AND TRUSTEES OF THE BERGER SELECT FUND AS A GROUP, BENEFICIALLY OWNED LESS THAN 1% OF THE OUTSTANDING SHARES OF THE BERGER SELECT FUND.] As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Berger Select Fund:

    NAME AND ADDRESS            PERCENTAGE OWNERSHIP           TYPE OF OWNERSHIP
    ----------------            --------------------           -----------------



         EXPENSES. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Berger Financial Group or service providers at an estimated cost of approximately $________. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Berger Financial Group. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

         The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Funds in writing at P.O. Box 219958, Kansas City, Missouri 64121-9958, or by calling 1-800-551-5849.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARD(S), OR IN PERSON AT THE MEETING.

                                        By Order of the Board of Trustees,


                                        Sue Vreeland
                                        Secretary
                                        Berger Investment Portfolio Trust

                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____day of _____, 2002, by and between Berger Growth Fund, Inc., a Maryland corporation (the "Acquiring Fund"), and Berger Investment Portfolio Trust (the "Trust"), a Delaware business trust, on behalf of the Berger Select Fund (the "Selling Fund" and, collectively with the Acquiring Fund, the "Funds").

         This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for shares of capital stock, par value $.01 per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all liabilities of the Selling Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Selling Fund and the liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

         WHEREAS, the Acquiring Fund and the Trust are each open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act");

         WHEREAS, the Board of Directors of the Acquiring Fund has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

         WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

        TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING
                FUND SHARES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. The Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the Closing Date provided for in Section 3.1.

         1.2 ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         1.4 LIQUIDATION AND DISTRIBUTION. Immediately after the transfer of assets provided for in Section 1.1, the Selling Fund will liquidate and distribute pro rata to its shareholders of record at the Effective Time on the Closing Date (the "Selling Fund Shareholders") all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to Selling Fund Shareholders.

         1.6 SELLING FUND'S PORTFOLIO SECURITIES. The Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization or would violate their fiduciary duties to the Selling Fund Shareholders.

         1.7 TRANSFER TAXES. The registered shareholder shall be responsible for paying all transfer taxes, including any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to
Section 1.4.

         1.9 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's net assets shall be the value of such assets at the Effective Time (as defined in Section 3.1), using the valuation procedures set forth in the Trust's Trust Instrument and the Selling Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the Effective Time, using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets shall be determined by dividing the Selling Fund's net assets determined in accordance with Section 2.1, by the Acquiring Fund's net asset value per share determined in accordance with Section 2.2.

         2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the New York Stock Exchange (the "NYSE") or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing Date shall be May 10, 2002, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place immediately at the Effective Time unless otherwise provided. The Effective Time shall be immediately after the close of trading of the regular trading session on the NYSE on the Closing Date, and the Closing shall be held at the offices of Berger Financial Group LLC, 210 University

Boulevard, Suite 800, Denver, Colorado 80206, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall instruct State Street Bank and Trust Company, in its capacity as custodian for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct DST Systems, Inc., in its capacity as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall instruct DST Systems, Inc., in its capacity as transfer agent of the Acquiring Fund, to issue and deliver to the Selling Fund a confirmation evidencing Acquiring Fund Shares to be credited to each Selling Fund Shareholder on the Closing Date to the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as the other Fund or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Trust, on behalf of the Selling Fund, represents and warrants as follows:

                  (a) The Trust is a voluntary association, duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate series of the Trust duly authorized in accordance with the application provisions of the Trust's Trust Instrument.

                  (c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) Except as otherwise designated in writing and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date.

                  (f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (g) The financial statements of the Selling Fund as of September 30, 2001 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of September 30, 2001 and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

                  (h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business). For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in Section
3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, and has no outstanding securities convertible into any of the Selling Fund shares.

                  (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto.

                  (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (m) The information to be furnished by the Selling Fund for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (o) For each taxable year of its operations, the Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC").

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants as follows:

                  (a) The Acquiring Fund is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                  (c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Acquiring Fund's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (d) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

                  (e) The financial statements of the Acquiring Fund as of September 30, 2001 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2001 and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

                  (f) Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business). For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (g) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (h) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

                  (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (j) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (k) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (l) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (m) For each taxable year of its operations, the Acquiring Fund has elected to qualify, has qualified and shall continue to qualify as a RIC under the Code.

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

                             COVENANTS OF THE FUNDS

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

         5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the applicable Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust's Treasurer.

         5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Fund will prepare and file with the Securities and Exchange

Commission (the "Commission") a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund (the "Registration Statement"). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI

      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE SELLING FUND

         The obligations of the Trust and the Selling Fund to consummate the transactions provided for herein shall be subject to the following conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, covering the following points:

                  (a) The Acquiring Fund is a corporation, duly organized and validly existing under the laws of the State of Maryland, which has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Corporation is registered as an open-end management investment company under the 1940 Act, and, such registration under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to each Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

                  (e) The Registration Statement has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Fund's Articles of Incorporation or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it or any of its properties may be bound.

                                  ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF the aCQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Selling Fund shall have delivered to the Acquiring Fund a certificate executed in the Selling Fund's name by the Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

         7.3 The Selling Fund shall have delivered to the Acquiring Fund a certificate executed in the Selling Fund's name by the Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, covering the following points:

                  (a) The Selling Fund is a legally designated, separate series of the Trust, and the Trust is a voluntary association, duly organized and validly existing under the laws of the State of Delaware, which has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Trust is registered as an open-end investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that consideration of not less than the net asset value of Selling Fund Shares has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no Selling Fund Shareholder has any preemptive rights with respect to the Selling Fund's shares.

                  (e) No consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Trust Instrument (assuming shareholder approval has been obtained) or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it or any of its properties may be bound.

                                  ARTICLE VIII

                          FURTHER CONDITIONS PRECEDENT

         The obligations of the Trust and the Acquiring Fund hereunder shall also be subject to the following:

         8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Trust's Trust Instrument and By-Laws. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities), to permit consummation of the transactions contemplated herein shall have been obtained.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deduction disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years ending on or before such Closing Date and all of its net capital gains realized in all taxable periods ending on or before such Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received an opinion of PricewaterhouseCoopers LLP substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and complete liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization.

                  (e) The aggregate tax basis for Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization.

                  (f) The tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund (except where investment activities of the Acquiring Fund reduce or eliminate a holding period).

         Such opinion shall be based on customary assumptions and such representations as PricewaterhouseCoopers LLP may reasonably request, and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.6.

                                   ARTICLE IX

                                FEES AND EXPENSES

         9.1 Berger Financial Group LLC, the investment adviser and administrator to the Funds, will pay all expenses associated with the Reorganization. Such expenses shall include, without limitation, in connection with the Reorganization: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and
(g) other related administrative or operational costs. Neither Fund will pay any of these expenses.

         9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker's fees or similar fees or commission payments in connection with the transactions provided for herein.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The parties agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Trust and such termination may be effected by the parties' President or a Vice

President without further action by the parties' Boards. In addition, either the Acquiring Fund or the Trust may at its option terminate this Agreement at or before the Closing Date due to:

                  (a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

                  (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

                  (c) a determination by a party's Board that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or the Trust, as appropriate, and notice given to the other party hereto.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either Fund, the Acquiring Fund, the Trust, or their respective directors, trustees or officers.

                                  ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Trust as specifically authorized by their respective Boards; provided, however, that following the meeting of the Selling Fund Shareholders called by the Trust's Board of Trustees pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, except Section 13.5, which shall be governed by the laws of the State of Delaware.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the Trust Instrument of the Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust on behalf of the Selling Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Trust's Trust Instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                           BERGER GROWTH FUND, INC.


                                           By:
                                               ---------------------------------
                                           Name:    Jack R. Thompson
                                                    ----------------------------
                                           Title:   President
                                                    ----------------------------

ACKNOWLEDGED:


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       --------------------------------


                                           BERGER INVESTMENT PORTFOLIO TRUST


                                           By:
                                               ---------------------------------
                                           Name:    Jack R. Thompson
                                                    ----------------------------
                                           Title:   President
                                                    ----------------------------

ACKNOWLEDGED:


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       --------------------------------

                                                                       EXHIBIT B

         MANAGEMENT'S DISCUSSION OF THE BERGER GROWTH FUND'S PERFORMANCE

MARKET CONDITIONS

         The past fiscal year was one of the most difficult periods on record, especially for growth-stock investors. There are two main reasons for this, in our view. First, beginning in the fourth quarter of 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest growing were the hardest hit. Their revenue and earnings growth-rates had been so high that they had farther to fall, and fall they did. Second, and perhaps more important in our view, the valuations that had reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth-stock prices down even more than the prices of the market in general.

FUND PERFORMANCE

         The Berger Growth Fund (the "Fund") suffered from this combined effect, declining in value by 59.38% for the fiscal year compared with a drop of 26.61% for the S&P 500 Index and a 45.37% decline for the Russell 3000 Growth Index. Clearly, these results have been very disappointing. This has been an extremely painful year for growth investors and a humbling one for growth portfolio managers. At Berger we did anticipate a slowdown in the economy, but we did not foresee its magnitude or the duration of the decline. Given the luxury of hindsight, I can say that I would like to have done some things differently. As you might expect, as a portfolio manager, I am invested in the Fund and am compensated on relative performance. While I certainly understand that it is of little comfort to my fellow shareholders, my personal financial situation is tied tightly to the Fund's performance and has been negatively impacted.

         Not surprisingly, technology had the largest negative impact on Fund performance. We reduced technology holdings during the first half of the year in response to slowing growth; however, it remains prominent. Our conviction in the future of fundamentally sound technology companies remains strong, and our changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Fund as well as possible for an anticipated economic recovery.

         Some of the largest declines were among communications equipment providers such as CIENA Corp., Nortel Networks Corp., Cisco Systems, Inc. and Juniper Networks, Inc. as well as their fiber-optics-component suppliers, such as JDS Uniphase Corp. and ONI Systems Corp. These stocks were sold during the period based on our analysis that prospects for an anticipated re-acceleration of growth had diminished too much to justify remaining invested in them. However, those sales were accomplished too late to avoid a significant negative performance impact, which we regret.

         Elsewhere in technology, stock-price declines were also dramatic, but we have remained invested and have even added to some positions recently on weakness, for example, Siebel Systems, Inc., Veritas Software Corp., and Verisign, Inc. Although these companies have also declined, we believe their prospects for a reacceleration of growth are very good. Also, we believe they'll be well positioned for an anticipated recovery.

         We increased healthcare holdings as the earnings growth of many companies remained undisturbed by the economic slowdown. Healthcare is now the largest of the Fund's sector weights. Because of their higher valuations and near-term uncertainties, biotechnology holdings, particularly Genentech, Inc. and Medarex, Inc. performed poorly. On the other hand, the Fund's major pharmaceutical positions (Pfizer, Inc., Schering-Plough Corp., Pharmacia Corp.) were down but less than the market. American Home Products Corp. actually posted a gain. In our view, the future potential of these companies is undiminished and so we have stayed with them. The Fund also benefited from new holdings in healthcare services companies such as Tenet Healthcare Corp. and Health Management Associates, Inc.

         On the consumer side of the portfolio, the Fund did better. Restaurant operators P.F. Chang's China Bistro, Inc. and Brinker International, Inc. were modest contributors. Cable operators Cox Communications, Inc. and Comcast Corp. were also positive, as was Liberty Media Corp. Conversely, radio broadcasters Clear Channel Communications, Inc. and Hispanic Broadcasting, Inc. were down as a result of a slowdown in advertising.

         Energy was strong in the first half but weak in the second half. Strong commodity prices and high levels of drilling activity drove the positive performance in the first half, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. We scaled down the Fund's energy exposure, selling our positions in Nabors Industries, Inc., and ENSCO International, Inc., among others. The Fund ended the period with just three remaining positions in the energy sector, Dynegy, Inc., Weatherford International, Inc. and Suncor Energy, Inc.

OUTLOOK

         As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are positioned for an anticipated recovery in the economy and stock market. Companies that are gaining share in this tough environment (like retailers Bed Bath & Beyond, Inc., and Best Buy Co., Inc., for example), will emerge stronger than ever, in our view. Our purchases and sales over the year reflect our judgment on the balance of both long-term and near-term considerations.

         Growth investing is very much about the future. As a nation our confidence in the future has been shaken by the downward slide in the economy, the events of September 11th and the weeks that have followed. During such uncertain times, it can be difficult to feel as confident about the future as we did even a year ago. Despite that, our faith in the spirit of the American people, the strength of our economy and the resilience of American companies has not been shaken.

         Past performance is no guarantee of future results.

PERFORMANCE OVERVIEW

         Growth of $10,000

         [Graph]

Berger Growth Fund......................        $18,160
S&P 500 Index...........................        $33,023
Russell 3000 Growth Index...............        $26,194

              AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2001

One Year................................       (59.38)%
Five Year...............................        (0.73)%
Ten Year................................         6.15%

         Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Because of market volatility, the Fund's current performance may be lower than the figures shown.



----------
(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Russell 3000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index.

                       STATEMENT OF ADDITIONAL INFORMATION

                               BERGER GROWTH FUND
                       210 UNIVERSITY BOULEVARD, SUITE 900
                             DENVER, COLORADO 80206
                                 1-800-551-5849

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated March 8, 2002 for the Special Meeting of Shareholders of the Berger Select Fund to be held on May 8, 2002. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Berger Growth Fund, P.O. Box 219958, Kansas City, Missouri 64121-9958, or by calling toll-free 1-800-551-5849. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

         Further information about the Funds is contained in and incorporated by reference to the Funds' Statement of Additional Information ("SAI") dated January 29, 2002, insofar as it relates to the Funds participating in the Reorganization. No other parts of the SAI are incorporated by reference herein. The audited financial statements and related independent accountant's report for the Funds contained in the Annual Report for the fiscal year ended September 30, 2001 are hereby incorporated herein by reference insofar as they relate to the Funds participating in the Reorganization. No other parts of the Annual Report are incorporated by reference herein.

         The date of this Statement of Additional Information is March 8, 2002.

                        BERGER INVESTMENT PORTFOLIO TRUST
                       210 UNIVERSITY BOULEVARD, SUITE 900
                             DENVER, COLORADO 80206

                               BERGER SELECT FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2002

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                        BERGER INVESTMENT PORTFOLIO TRUST

         The undersigned Shareholder(s) of the Berger Select Fund (the "Fund"), a series of the Berger Investment Portfolio Trust (the "Trust") hereby appoint(s) Janice Teague, Anthony Bosch, and Sue Vreeland (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 8, 2002, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked below.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.

                                   ----------

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

Proposal 1:    To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and certain stated liabilities of the Berger Select Fund to the Berger Growth Fund. This transfer will be made in exchange for shares of the Berger Growth
               Fund, and the shares so received will be distributed to shareholders of the Berger Select Fund.

                     [ ] For           [ ] Against         [ ] Abstain

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2002




-------------------------------------    ---------------------------------------
Signature                                Signature

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

         Article XXVII, Section 7 of the Fund's Bylaws provides for indemnification of certain persons acting on behalf of the Fund to the full extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940. In general, directors, officers and employees will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of same) in which they become involved by virtue of their Fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Fund or, in the case of criminal proceedings, unless they had reasonable cause to believe that their conduct was unlawful. The Fund also may advance money for these expenses, provided that the director, officer or employee undertakes to repay the Fund if his conduct is later determined to preclude indemnification. The Fund has the power to purchase insurance on behalf of its directors, officers, employees and agents, whether or not it would be permitted or required to indemnify them for any such liability under the Bylaws or applicable law, and the Fund has purchased and maintains an insurance policy covering such persons against certain liabilities incurred in their official capacities.

ITEM 16. EXHIBITS

       (1)(a) Articles of Incorporation dated March 9, 1966, is incorporated by reference to Exhibit 23(a)-1 of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 25, 1998.

       (1)(b) Articles of Amendment dated October 11, 1966, is incorporated by reference to Exhibit 23(a)-2 of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 25, 1998.

       (1)(c) Articles Supplementary dated October 24, 1991, is incorporated by reference to Exhibit 23(a)-3 of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 25, 1998.

       (1)(d) Articles Supplementary (7/93) is incorporated by reference to Exhibit 23(a)-4 of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 25, 1998.

       (1)(e) Articles of Amendment (1/31/00) is incorporated by reference to Exhibit 23(a)-5 of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 26, 2001.

       (2)(a) Bylaws (as amended through June 20, 1997) is incorporated by reference to Exhibit No. 23(b) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A filed via EDGAR on November 25, 1998.

       (2)(b) Bylaws (as amended through January 31, 2000) is incorporated by reference to Exhibit 23(b)-1 of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A filed via EDGAR on January 26, 2001.

       (3)          Not Applicable.


       (4) Form of Agreement and Plan of Reorganization is incorporated by reference to Exhibit A to Part A of Registrant's Registration Statement on Form N-14 as filed via EDGAR on January 30, 2002.


       (5)          Not Applicable.

       (6)(a) Form of Investment Advisory Agreement is incorporated by reference to Exhibit 23(d) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 25, 1998.

       (6)(b) Form of Amendment to Investment Advisory Agreement is incorporated by reference to Exhibit 23(d)-1 of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 28, 2000.

       (7) Form of Distribution Agreement between the Fund and Berger Distributors, Inc., is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A as filed via EDGAR on December 31, 1997.

       (8)          Not Applicable.

       (9)(a) Form of Custody Agreement is incorporated by reference to Exhibit No. 8 of Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 27, 1995.

       (9)(b) Form of Assignment of Custody and Recordkeeping and Pricing Agent Agreement is incorporated by reference to Exhibit 23(g)-1a of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 26, 2001.

       (9)(c) Form of Foreign Custody Agreement is incorporated by reference to Exhibit 23(g)-2 of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 26, 2001.

       (9)(d) Form of Retirement Custody Agreement incorporated by reference to Exhibit 23(g)-3 of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 26, 2001.

       (10) Form of Rule 12b-1 Plan, as amended, is incorporated by reference to Exhibit 23(m) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 25, 1998.


       (11)         Opinion and Consent of Counsel is filed herewith.

       (12) Form of Opinion of PricewaterhouseCoopers LLP supporting the tax matters and consequences to shareholders discussed in the proxy statement/prospectus is incorporated by reference to Exhibit 12 of Registrant's Registration Statement on Form N-14 as filed via EDGAR on January 30, 2002.

      (13)(a) Form of Amended and Restated Administrative Services Agreement is incorporated by reference to Exhibit 23(h)-1 of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 25, 1998.

      (13)(b) Form of Amendment to the Administration Services Agreement is incorporated by reference to Exhibit 23(h)-1a of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 28, 2000.

      (13)(c) Form of Recordkeeping and Pricing Agreement is incorporated by reference to Exhibit 23(h)-2 of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 25, 1998.

      (13)(d)       Form of Agency Agreement is incorporated by reference to
                    Exhibit 23(h)-3 of Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 25, 1998.

      (13)(e) Form of Assignment of Agency Agreement is incorporated by reference to Exhibit 23(h)-3a of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 26, 2001.

      (14)          Consent of PricewaterhouseCoopers LLP is filed herewith.

      (15)          Not Applicable.


      (16)(a) Powers of Attorney for Directors of the Registrant are incorporated by reference to Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 28, 2002.


      (16)(b) Powers of Attorney for Directors of the Registrant are incorporated by reference to Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 30, 1999.

      (17)(a) Prospectus and SAI for the Berger Funds dated January 29, 2002, are incorporated by reference to Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 19, 2001.

      (17)(b) Audited Financial Statements for the Funds dated September 30, 2001, are incorporated by reference to the Registrant's N-30D filing as filed via EDGAR on November 21, 2001.

ITEM 17. UNDERTAKINGS.

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


         (3) The undersigned registrant undertakes to file, by post-effective amendment, an opinion supporting the tax matters and consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City and County of Denver, the State of Colorado, on the 28th day of February, 2002.


                                         BERGER GROWTH FUND, INC.


                                         By:  /s/ Jack R. Thompson
                                              ----------------------------------
                                              Jack R. Thompson, President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


           SIGNATURE                                 TITLE                             DATE
           ---------                                 -----                             ----
/s/ Jack R. Thompson                     President (Principal Executive          February 28, 2002
------------------------------                 Officer) and Director             -----------------
Jack R. Thompson                                                                       Date

/s/ Brian S. Ferrie                   Vice President (Principal Financial        February 28, 2002
------------------------------                     Officer)                      -----------------
Brian S. Ferrie                                                                        Date

/s/ John A. Paganelli                     Vice President and Treasurer           February 28, 2002
------------------------------           (Principal Accounting Officer)          -----------------
John A. Paganelli                                                                      Date

Dennis E. Baldwin*                                  Director                     February 28, 2002
------------------------------                                                   -----------------
Dennis E. Baldwin                                                                      Date

Katherine A. Cattanach*                             Director                     February 28, 2002
------------------------------                                                   -----------------
Katherine A. Cattanach                                                                 Date

Paul R. Knapp*                                      Director                     February 28, 2002
------------------------------                                                   -----------------
Paul R. Knapp                                                                          Date

Harry T. Lewis, Jr.*                                Director                     February 28, 2002
------------------------------                                                   -----------------
Harry T. Lewis, Jr.                                                                    Date

Michael Owen*                                       Director                     February 28, 2002
------------------------------                                                   -----------------
Michael Owen                                                                           Date

William Sinclaire*                                  Director                     February 28, 2002
------------------------------                                                   -----------------
William Sinclaire                                                                      Date

Albert C. Yates*                                    Director                     February 28, 2002
------------------------------                                                   -----------------
Albert C. Yates                                                                        Date

*By /s/ Jack R. Thompson
------------------------------
Attorney-in-fact

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
EX-99.11          Opinion and Consent of Counsel.

EX-99.14          Consent of PricewaterhouseCoopers LLP.